EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT of 2002

In connection with the Annual Report of HAHA Generation Corp. (the “Company”) on Form 10--K for the year ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), Fang- Ying Liao, the Chief Executive Officer and Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Sec. 906 of the Sarbanes -Oxley Act of 2002, that:

1.	The Annual Report, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

HAHA Generation Corp.

Dated: April 15, 2021	By:	/s/ Fang- Ying Liao
Fang- Ying Liao
President, Chief Executive Officer, Chief Financial Officer and Director
(Principal Executive Officer and Principal Financial Officer)